SUBSCRIPTION AGREEMENT

BLOCK 83 & 84 PROJECT, JV

SUBSCRIPTION AGREEMENT

Trius Energy, LLC
11615 Angus Road
Suite 211
Austin, Texas 78759
Attn: Ryan Hudson

Gentlemen:

I. SUBSCRIPTION

I hereby offer and agree to invest $________ for ________ Additional Joint Venture Units ("**Additional Joint Venture Units**" or " **Units**") as an Additional Joint Venturer of Block 83 & 84 Project, JV, to be issued by Block 83 & 84 Project, JV ("**Venture**"). I hereby deliver to the Venture the entire purchase price for the Additional Joint Venture Units subscribed. The Venture may reject my subscription and any future subscriptions in whole or in part, in its sole and absolute discretion. The Managing Venturer may require additional information prior to making a determination of whether to accept my subscription. The Managing Venturer will seek to notify me of the acceptance or rejection of the subscription prior to the date of the proposed investment. If my subscription is rejected, Managing Venturer will promptly refund (without interest) to the me any subscription payments received.

II. REPRESENTATIONS AND WARRANTIES

I, on my own behalf, or on the Purchaser's behalf if I am not the Purchaser, make the following additional agreements, representations, declarations, acknowledgments and warranties with the intent that the same may be relied upon in determining my or the Purchaser's suitability as a purchaser of the Additional Joint Venture Units:

(1) If I am not the Purchaser, I am authorized to make these representations and execute this document on behalf of the purchaser.

(2) If the Purchaser's principal place of business, or principal residence, changes from that represented in the Purchaser Questionnaire, I will promptly notify the Venture.

(3) The Purchaser has received and carefully reviewed the Private Placement Memorandum, Confidential Information Statement, Joint Venture Agreement, and these Subscription Documents (the "Offering Materials") and has relied only on the information contained therein, and information otherwise provided to him or her in writing by the Venture or the Managing Venturer (it being understood that no person has been authorized by the Venture or the Managing Venturer to furnish any representations or other information). To Purchaser's full satisfaction, Purchaser has been furnished any materials that Purchaser has requested relating to the Venture and the offering of the Units, and Purchaser has been afforded the opportunity to

ask questions of representatives of the Managing Venturer concerning the terms and conditions of the offering of Units (the "Offering") and to obtain any additional information as Purchaser may require, and all such questions have been answered to Purchaser's full satisfaction of the undersigned. Purchaser is satisfied that Purchaser has received adequate disclosure from the Managing Venturer in the Offering Materials to enable Purchaser to understand and evaluate the compensation arrangements of the Venture with the Managing Venturer and other terms of the Offering Materials and the risks associated therewith.

(4) **The undersigned recognizes that the Venture has no operating history and that the Additional Joint Venture Units as an investment involve significant risks, including those set forth under the caption "Risk Factors" in the Offering Materials. Purchaser understands that venturers in a joint venture generally are liable personally for the debts, obligations, and liabilities of a joint venture beyond the amount of the capital contributions they have made or are required to make.**

(5) The undersigned has either (i) a preexisting personal or business relationship with the Managing Venturer of such nature and duration that he or she is aware of the character, business acumen and general business and financial circumstances of such person(s) with whom such relationship exists, which relationship exists independently of this transaction, or (ii) the capacity, knowledge and experience in business and financial matters to protect his or her own interest in this transaction.

(6) The Purchaser has initialed below if any of the following conditions are applicable (please initial each of the following items, if any, that are true):

The Purchaser is:

_____ (a) A natural person whose individual net worth (excess of total assets over total liabilities, including home, home furnishings and automobiles), or joint net worth with the Purchaser's spouse, at the time of purchase exceeds $1,000,000.

_____ (b) A natural person who had an individual income in excess of $200,000 or joint income with the Purchaser's spouse in excess of $300,000 in each of 2005 and 2006, and the undersigned reasonably expects to reach at least such income level in 2007. For these purposes, "income" is determined by adding to adjusted gross income any amounts attributable to tax-exempt income received, losses reported as a limited partner, deductions claimed for depletion, contributions to IRAs or Keogh retirement plans, alimony payments, and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.

_____ (c) A bank (as defined in Section 3(a)(2) of the Securities Act of 1933 (the "Act)) or a savings and loan association or other institution (as defined in Section 3(a)(5)(A) of the Act), whether acting in its individual or fiduciary capacity.

_____ (d) An insurance company (as defined in Section 2(13) of the Act).

_____ (e) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such Act.

_____ (f) A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

_____ (g) A corporation, a partnership, a limited liability company, an organization described in Section 501(c)(3) of the Internal Revenue Code (tax exempt organization), or a Massachusetts or similar business trust, in each case, not formed for the specific purpose of acquiring the Units, and in each case, having total assets in excess of $5,000,000.

_____ (h) A trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Additional Joint Venture Units, whose purchase is directed by a "sophisticated person" who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment (such person must complete the Purchaser Questionnaire).

_____ (i) An entity in which all of the equity owners are accredited investors. Each such equity owner must complete this Section 6 of the Subscription Agreement. Set forth below is a list of all equity owners of an entity that is a proposed investor: ____
____.

_____ (j) A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

_____ (k) An executive officer or director of the Managing Venturer.

_____ (1) None of the above.

(7) The Additional Joint Venture Units subscribed for herein will be acquired solely by and for the account of the Purchaser, for investment, and are not being purchased for subdivision, fractionalization, resale or distribution; the Purchaser has no contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or pledge all or any part of the Additional Joint Venture Units for which the Purchaser hereby subscribes, and the Purchaser has no present plans or intentions to enter into any such contract, undertaking or arrangement. To induce the Venture to issue and sell the Additional Joint Venture Units subscribed for hereby to the Purchaser, the Purchaser agrees that the Venture will have no obligation to recognize the ownership, beneficial or otherwise, of such Additional Joint Venture Units by anyone but the Purchaser.

(8) The Purchaser agrees that the Purchaser may not transfer the Additional Joint Venture Units or any interest therein, except in compliance with the terms of the Joint Venture Agreement. The Purchaser acknowledges that the Additional Joint Venture Units have not and will not be registered under the Securities Act or the laws of any state and may not be sold, transferred, pledged or otherwise disposed of without registration by the Purchaser under the Securities Act unless the Purchaser either obtains an exemption from such registration or otherwise complies with the requirements for resale thereunder. Further, the Purchaser shall provide, if the Venture so requires, an opinion of counsel satisfactory to the Venture, that the

intended disposition will not violate the Securities Act or any applicable state securities law or the rules and regulations of the Securities and Exchange Commission or of any state securities commission promulgated under such statutes. The Purchaser understands that the Venture does not have any obligation or intention to register the Additional Joint Venture Units under any federal or state securities act or law, or to file the reports to make public the information required by Rule 144 under the Securities Act.

(9) The Purchaser represents that the Purchaser's financial condition is such that the Purchaser has no need for liquidity with respect to the Purchaser's investment in the Additional Joint Venture Units to satisfy any existing or contemplated undertaking or indebtedness and that the Purchaser is able to bear the economic risk of his investment in the Additional Joint Venture Units for an indefinite period of time, including the risk of losing all of the Purchaser's investment, and the loss of the Purchaser's entire investment in the Additional Joint Venture Units would not materially adversely affect the standard of living of the Purchaser and the Purchaser's family.

(10) The Purchaser was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the television or radio; and (b) any seminar or meeting whose attendees had been invited by any general solicitation or general advertising.

(11) The Purchaser acknowledges that: (a) the Additional Joint Venture Units are speculative investments that involve a high degree of risk of loss of the entire investment of the Purchaser in the Venture; (b) no federal or state agency has reviewed or passed upon the adequacy of accuracy of the information set forth in the Offering Materials, or made any finding or determination as to the fairness for investment, or any recommendation or endorsement of the Additional Joint Venture Units as an investment; and (c) there are restrictions on the transferability of the Additional Joint Venture Units; there will be no public market for the Additional Joint Venture Units and, accordingly, it may not be possible for the Purchaser to liquidate his investment in the Additional Joint Venture Units.

(12) All information that the Purchaser has provided concerning the Purchaser and the Purchaser's financial condition is correct and complete as of the date set forth on the subscription page hereof, and if there should be any material change in such information prior to the acceptance of the Purchaser's subscription for the Additional Joint Venture Units that the Purchaser is purchasing, the Purchaser will immediately provide such information to the Venture.

(13) Purchaser agrees to provide the Managing Venturer with such additional information that the Managing Venturer reasonably may require after the date of Subscriber's investment in the Venture.

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE VENTURE AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR

BLOCK 83 & 84 PROJECT, JV

COMBINED COUNTERPART SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT and JOINT VENTURE AGREEMENT FOR CORPORATE/PARTNERSHIP/LIMITED LIABILITY COMPANY OR TRUST INVESTORS

The Purchaser hereby subscribes for the Additional Joint Venture Units as set forth in the Subscription Agreement, acknowledges that the information contained in the Purchaser Questionnaire is true and correct and agrees to be bound by the terms of the Subscription Agreement to which this signature page is a part. By executing this Combined Counterpart Signature Page the person executing this Counterpart Signature Page on behalf of the Purchaser also acknowledges that he or she received and read the Private Placement Memorandum, Confidential Information Statement, Joint Venture Agreement of the Venture, and these Subscription Documents of the Venture and agrees with the provisions thereof and that the Purchaser shall be bound thereby.

EXECUTED this 23rd day of February 2008, at 7:35 Pm, ______________________.

Pantera Petroleum, Inc.
Name of Subscriber

By: [signature]
Its: President and CEO

ACCEPTANCE

Accepted this 24 day of February 2008, at Austin, Texas.

Trius Energy, LLC
A Texas limited liability company
Managing Venturer, Block 83 & 84 Project, JV

By: [signature]
Jeffrey Scott Tyson, President

BLOCK 83 & 84 PROJECT, JV

COMBINED COUNTERPART SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT and JOINT VENTURE AGREEMENT FOR INDIVIDUAL INVESTORS

I hereby subscribe for the Additional Joint Venture Units as set forth in the Subscription Agreement, acknowledge that the information contained in the Purchaser Questionnaire is true and correct and agree to be bound by the terms of the Subscription Agreement to which this signature page is a part. By executing this Counterpart Signature Page, I also acknowledge that I have received and read the Private Placement Memorandum, Confidential Information Statement, Joint Venture Agreement of the Venture, and these Subscription Documents of the Venture and agree to be bound thereby.

EXECUTED this _____ day of ________________ 200__, at ____________________,
______________________________________.

______________________________	______________________________
Name of Subscriber (Print)	Name of Subscriber (Print)
______________________________	______________________________
Signature	Signature

ACCEPTANCE

Accepted this _____ day of ________________ 200__, at Austin, Texas.

Trius Energy, LLC
A Texas limited liability company
Managing Venturer, Block 83 & 84 Project, JV

By: ______________________________
Jeffrey Scott Tyson, President

BLOCK 83 & 84 PROJECT, JV

COMBINED COUNTERPART SIGNATURE PAGE FOR SUBSCRIPTION AGREEMENT and JOINT VENTURE AGREEMENT FOR CORPORATE/PARTNERSHIP/LIMITED LIABILITY COMPANY OR TRUST INVESTORS

The Purchaser hereby subscribes for the Additional Joint Venture Units as set forth in the Subscription Agreement, acknowledges that the information contained in the Purchaser Questionnaire is true and correct and agrees to be bound by the terms of the Subscription Agreement to which this signature page is a part. By executing this Combined Counterpart Signature Page the person executing this Counterpart Signature Page on behalf of the Purchaser also acknowledges that he or she received and read the Private Placement Memorandum, Confidential Information Statement, Joint Venture Agreement of the Venture, and these Subscription Documents of the Venture and agrees with the provisions thereof and that the Purchaser shall be bound thereby.

EXECUTED this _____ day of ________________ 200__, at ____________________, ____.

____
Name of Subscriber

By: ________________________________
Its: ________________________________

ACCEPTANCE

Accepted this _____ day of ________________ 200__, at Austin, Texas.

Trius Energy, LLC
A Texas limited liability company
Managing Venturer, Block 83 & 84 Project, JV

By: ________________________________
Jeffrey Scott Tyson, President